UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Commission File No.: 0-52356

                          Date of Report: April 6, 2007
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                              GS CARBON CORPORATION
             (Exact name of registrant as specified in its charter)


Delaware                                                         20-5996485
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 (State of other jurisdiction of                              (IRS Employer
incorporation or organization                               Identification No.)

One Penn Plaza, Suite 1612, New York, NY                              10119
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(Address of principal executive offices)                           (Zip Code)

                                 (212) 994-5374
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              (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01    Change in Registrant's Certifying Accountant

     On April 6, 2007 the Board of Directors of GS Carbon Corporation dismissed Sherb & Co., LLP ("Sherb") from its position as GS Carbon's principal independent accountant.

     The audit reports of Sherb on GS Carbon's financial statements for the years ended December 31, 2005 and 2004 contained a modification expressing substantial doubt about GS Carbon's ability to continue as a going concern. The audit reports of Sherb for the years ended December 31, 2005 and 2004 did not contain any other adverse opinion or disclaimer of opinion or qualification other than the modification noted above. Sherb did not, during the applicable periods, advise GS Carbon of any of the enumerated items described in Item 304(a)(1)(iv) of Regulation S-B.

     GS Carbon and Sherb have not, in connection with the audits of GS Carbon's financial statements for the years ended December 31, 2005 or December 31, 2004, had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Sherb's satisfaction, would have caused Sherb to make reference to the subject matter of the disagreement in connection with its reports.

     GS Carbon has requested Sherb to furnish a letter addressed to the Securities Exchange Commission stating whether or not Sherb agrees with the statements in this 8-K. A copy of such letter dated April 6, 2007 is filed as exhibit 16 to this 8-K.

     On April 6, 2007, GS Carbon retained the firm of Rosenberg Rich Baker Berman & Company, P.A. ("Rosenberg Rich") to audit GS Carbon's financial statements for the year ended December 31, 2006. At no time during the past two fiscal years or any subsequent period did GS Carbon consult with Rosenberg Rich regarding any matter of the sort described above with reference to Sherb, any issue relating to the financial statements of GS Carbon, or the type of audit opinion that might be rendered for GS Carbon.

EXHIBITS

16. Letter from Sherb & Co., LLP dated April 10, 2007.


SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GS CARBON CORPORATION

Dated: April 10, 2007                       By:  /s/ Kevin Kreisler
                                                     -----------------------
                                                     Kevin Kreisler
                                                     Chief Executive Officer